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                                                               EXHIBIT 10.1

                               THE MOSSIMO, INC.
                       STOCK OPTION PLAN FOR EDWIN LEWIS

          Mossimo, Inc., a Delaware corporation, has adopted the Mossimo, Inc. Stock Option Plan for Edwin Lewis (the "Plan"), effective as of November 30, 1998, for the benefit of Edwin Lewis.

          The purposes of this Plan are as follows:

          (1) To provide an incentive for Mr. Lewis to further the growth, development and financial success of the Company by personally benefiting through the ownership of options with respect to Company stock which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of Mr. Lewis by offering him an opportunity to own options with respect to Company stock which will reflect the growth, development and financial success of the Company.

                                 ARTICLE I.

                                DEFINITIONS

          1.1. GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

          1.2. AWARD LIMIT. "Award Limit" shall mean 6,186,111 shares of Common Stock.

          1.3. BOARD. "Board" shall mean the Board of Directors of the Company.

          1.4. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.5. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 6.1.

          1.6. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

          1.7. COMPANY. "Company" shall mean Mossimo, Inc., a Delaware corporation.

          1.8. DIRECTOR.  "Director" shall mean a member of the Board.

          1.9. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company.


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          1.10.     EXCHANGE ACT.  "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

          1.11. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.12. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

          1.13. NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.14.     OPTION.  "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Nonqualified Stock Option or an Incentive Stock Option.

          1.15. OPTION AGREEMENT. "Option Agreement" shall mean an agreement between the Company and an Optionee that sets forth the terms, conditions and limitations applicable to an Option.

          1.16. OPTIONEE. "Optionee" shall mean Edwin Lewis, an individual.

          1.17. PLAN. "Plan" shall mean The Mossimo, Inc. Stock Option Plan for Edwin Lewis.

          1.18. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations and rules thereunder.

          1.19. RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          1.20. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

          1.21. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

          2.1. SHARES SUBJECT TO PLAN.

          (a)  The shares of stock subject to Options shall be Common Stock.
The aggregate number of shares of Common Stock which may be issued upon exercise of such Options under the Plan shall not exceed 6,186,111, subject to adjustment as provided in Section 7.3. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares of Common Stock which may be subject to Options granted under the Plan to Optionee in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Common Stock subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

                                  ARTICLE III.

                              GRANTING OF OPTIONS

          3.1. ELIGIBILITY. Optionee shall be eligible to be granted one or more Options under this Plan if Optionee is then an Employee of the Company. No other Employee or consultant shall be eligible to be granted an Option under this Plan.

          3.2. DISQUALIFICATION FOR STOCK OWNERSHIP. Optionee may not be granted an Incentive Stock Option under the Plan if Optionee, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          3.3. GRANTING OF OPTIONS

          (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

               (i) Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to Optionee;

               (ii) Determine whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and


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               (iii)     Determine the terms and conditions of such Options,
     consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon determining to grant Optionee an Option under this Plan, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                                  ARTICLE IV.

                                TERMS OF OPTIONS

          4.1. OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          4.2. EXERCISE PRICE. The price per share of the shares subject to each Option shall be set by the Committee and specified in the Option Agreement; PROVIDED, HOWEVER, that such price shall be no less than 100% of the fair market value (as determined by the Committee acting in good faith) of a share of Common Stock on the date that the Option is granted.

          4.3. OPTION TERM. The term of an Option shall be twenty (20) years from the date of grant; PROVIDED, HOWEVER, that the term of any Incentive Stock Option shall not be more than ten (10) years from the date the Option is granted.

          4.4. OPTION VESTING.

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.

          (c) To the extent that the aggregate fair market value (as determined by the Committee acting in good faith) of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or Subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Nonqualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(b), the fair market value of

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stock shall be determined by the Committee acting in good faith as of the time the Option with respect to such stock is granted.

          4.5. CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Option Agreement, to accept employment with the Company and accept appointment as Chief Executive Officer of the Company. Nothing in the Plan or any Option Agreement shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE V.

                              EXERCISE OF OPTIONS

          5.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option Agreement, a partial exercise be with respect to a minimum number of shares.

          5.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

          (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its reasonable discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (b) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (b) shall,

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however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

          (c)  In the event that the Option shall be exercised pursuant to
Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised, (i) through cash payment; (ii) through the delivery of shares of Common Stock which have been owned by Optionee for at least six months, duly endorsed for transfer to the Company with a fair market value (as determined by the Committee acting in good faith) on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or (iii) through a combination of either of the foregoing; and

          (e) Full cash payment to the Secretary of the Company of any applicable withholding tax.

          5.3. Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such shares have been issued by the Company to Optionee.

                                  ARTICLE VI.

                                 ADMINISTRATION

          6.1. COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is (i) a "non-employee director" (as defined by Rule 16b-3) and (ii) to the extent required by the applicable provisions of Rule 16b-3, a "disinterested person" as defined by Rule 16b-3; provided, that the Committee with respect to any Options intended to qualify as performance-based compensation, shall consist solely of two or more "outside directors" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          6.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant under this Plan need not be the same with respect to each Optionee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or

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Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          6.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          6.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon Optionee, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or the Options and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

          7.1. NOT TRANSFERABLE. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Options have been exercised, or the shares underlying such Options have been issued. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          7.2. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise

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modified, suspended or terminated at any time or from time to time by the
Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee or the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted, unless the applicable Option Agreement itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of this Plan.

          7.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

          (a) Subject to Section 7.3(c), if the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under the Plan and pursuant to any Options. A corresponding adjustment to the vesting price and share amounts and other applicable provisions as well as to the consideration payable with respect to Options to the extent granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of such Options not exercised but with a corresponding adjustment in the price for each share.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing sentence, the Committee shall provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of Options or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices and to the vesting price and share amounts and other applicable terms and conditions; (ii) for the continuance of this Plan by such successor corporation in which event the Plan and any Options shall continue in the manner and under the terms so provided, or (iii) for the payment in cash in an amount equal to the amount that could have been obtained upon the exercise of the vested portion of Options in lieu of and in complete satisfaction of such Options.


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          (c)  To the extent any Options are intended to qualify as
performance-based compensation under Section 162(m), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Options to fail to so qualify under Section 162(m), or any successor provisions thereto; PROVIDED, HOWEVER, that the failure to make any such adjustment or action shall not materially adversely affect Optionee's rights under any Options. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that such Options are not to comply with such exemptive conditions. The number of shares of Common Stock subject to Options shall always be rounded to the next whole number.

          7.4. APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

          7.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may, in its sole discretion, allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a fair market value (as determined by the Committee acting in good faith) equal to the sums required to be withheld.

          7.6. LIMITATIONS APPLICABLE TO PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements; PROVIDED, that any such provisions or limitations shall not materially adversely affect Optionee's rights under such Option.

          7.7. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger,

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consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          7.8. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

          7.9. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the state of Delaware without regard to conflicts of laws thereof.

                                    *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Mossimo, Inc. on November 30, 1998.

          Executed on this 30th day of November, 1998.


                                                /s/ THORA THORODDSEN
                                            -------------------------------
                                                       Secretary



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